SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  February 9, 1999
(Date of earliest event reported)

Commission File No.  333-56081



                       Chase Mortgage Finance Corporation
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        Delaware                                                 52-1495132
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(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)


         343 Thornall Street
         Edison, New Jersey                                             08837
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Address of principal executive offices                                (Zip Code)


                                 (732) 205-0600
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.   Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Credit Suisse First Boston Corporation, which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits

          (c)  Exhibits

   Item 601(a)
of Regulation S-K
   Exhibit No.                                           Description
-----------------                            -----------------------------------
      (99)                                   Computational Materials prepared by
                                             Credit    Suisse    First    Boston
                                             Corporation,   in  connection  with
                                             Chase Mortgage Finance Corporation,
                                             Multi-Class  Mortgage  Pass-Through
                                             Certificates, Series 1999-S4

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE MORTGAGE FINANCE CORPORATION


March 17, 1999

                                              By:  /s/ Eileen Lindblom
                                                   -----------------------------
                                                   Name:   Eileen Lindblom
                                                   Title:  Vice President

                              INDEX TO EXHIBITS


                                                                   Paper (P) or
Exhibit No.                      Description                      Electronic (E)
-----------                      -----------                      --------------

    99                   Computational Materials                       [P]
                         prepared by Credit Suisse
                         First Boston Corporation,
                         in connection with Chase
                         Mortgage Finance
                         Corporation, Multi-Class
                         Mortgage Pass-Through
                         Certificates, Series
                         1999-S4